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                                                                   Exhibit 10.18

                         SHARE PURCHASE RIGHT AGREEMENT

     This SHARE PURCHASE RIGHT AGREEMENT, is effective as of the 8th day of November, 2005 (the "Effective Date"), among Steven Gluckstern ("Mr. Gluckstern") and the shareholders (collectively, the "Shareholders") of Ivivi Technologies, Inc., a New Jersey corporation (the "Company"), set forth on Exhibit A hereto.

                                   WITNESSETH:

     WHEREAS, the Shareholders are the record owners of shares of common stock, no par value, of the Company (the "Common Stock"); and

     WHEREAS, the Shareholders believe it to be in the best interests of the Company and the Shareholders that Mr. Gluckstern have the right to purchase the number of shares of Common Stock owned of record by the Shareholders set forth under the heading "Purchasable Shares" on Exhibit A hereto (collectively, the "Purchasable Shares") pursuant to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound, the parties hereto agree as follows:

                                    ARTICLE I
                        GRANT OF RIGHT; EXERCISE OF RIGHT

     Section 1.1. Grant of Right. Subject to the terms and conditions of this Agreement, each Shareholder hereby grants Mr. Gluckstern the right (each, a "Right") to purchase up to the number of Purchasable Shares of such Shareholder set forth on Exhibit A hereto at any time and from time to time during the period commencing on the Effective Date and terminating at 5:00 P.M. on November 7, 2010 (the "Expiration Date"),.

     Section 1.2. Exercise Price. The exercise price (the "Exercise Price") of each Purchasable Share shall be equal to the lesser of (i) initial public offering price (the "IPO Price") of the Common Stock in the initial public offering (an "IPO") and (ii) $8.30 (subject to adjustment for any recapitalization, stock-split or other similar event); provided, however, that if an IPO is not consummated on or before the six-month anniversary of the Effective Date, the Exercise Price of each Purchasable Share shall be $7.00 and shall be decreased by $.50 each month after the six-month anniversary of the Effective Date until the earlier to occur of (i) the twelve-month anniversary of the Effective Date and (ii) the date a registration statement with respect to an IPO is declared effective by the Securities and Exchange Commission. Notwithstanding the foregoing, in no event shall the Exercise Price be less than $1.00 per share.

     Section 1.3. Method of Exercise.

     (a) In the event Mr. Gluckstern desires to exercise all or any portion of the Rights, Mr. Gluckstern shall deliver an exercise notice (the "Exercise Notice") to each Shareholder in the manner provided by Section 5.6. The Exercise Notice, which shall be signed by Mr. Gluckstern, shall state Mr. Gluckstern's election to exercise all or any portion of the Rights and the number of Purchasable Shares in respect of which the Rights are being exercised. The number of Purchasable Shares to be purchased by Mr. Gluckstern upon exercise of all or any portion of the Rights of the Shareholders shall be allocated among such Shareholders pro rata in accordance

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with such Shareholders' respective Proportionate Share or in such other proportions as are mutually agreed to in writing by such Shareholders. For purposes of this Agreement, the term "Proportionate Share" means, with respect to a Shareholder, a fraction, the numerator of which is the total number of Purchasable Shares of such Shareholder (excluding any and all Purchasable Shares previously sold upon the exercise of any Right in accordance with this Agreement), and the denominator of which is the total number of Purchasable Shares of all of the Shareholders (excluding any and all Purchasable Shares previously sold upon the exercise of any Right in accordance with this Agreement).

     (b) Each closing (the "Closing") of the purchase of the Purchasable Shares upon exercise of Rights by Mr. Gluckstern in accordance with this Section 1.3 shall take place on such date, not later than ten (10) business days following the delivery of the Exercise Notice to all of the Shareholders or as otherwise may be agreed to by Mr. Gluckstern and the Shareholders. The Closing shall be held at the principal office of the Company, or at such location as may otherwise be agreed to by Mr. Gluckstern and the Shareholders. At the Closing:
(i) the Shareholders shall deliver to Mr. Gluckstern certificates representing the Purchasable Shares then being sold, together with fully executed stock powers; (ii) Mr. Gluckstern shall pay in full to each Shareholder, the Exercise Price (as of the date of the Exercise Notice) for each Purchasable Share being sold by such Shareholder in accordance with the provisions of this Article III in immediately available funds by check or wire transfer of funds to an account designated by such Shareholder at or prior to the Closing; and (iii) each of Mr. Gluckstern and the Shareholders shall execute such other documents and take such other action as reasonably shall be necessary for the purpose of carrying out the terms and conditions and reflecting the intention of and transactions contemplated by this Agreement.

     (c) Mr. Gluckstern hereby acknowledges that the Purchasable Shares of each Shareholder are subject to a lock-up agreement between Maxim Group, LLC. ("Maxim") and that such Purchasable Shares shall remain subject to such lock-up agreement following the purchase by Mr. Gluckstern; provided, that the lock-up period provided under such lock-up agreement shall be no longer than the shortest period for which any officer or director of the Company is prohibited from selling, contracting to sell or otherwise disposing of any his or her shares of Common Stock or other securities of the Company pursuant to a Maxim lock-up agreement immediately following the consummation of the initial public offering of shares of Common Stock.

     Section 1.4. Transfer of Rights. Mr. Gluckstern may not transfer, sell, assign, pledge, hypothecate give, create a security interest in or lien on, place in trust (voting or otherwise), transfer by operation of law, grant a proxy with respect to or in any other way encumber or dispose of, directly or indirectly, whether or not voluntarily (each, a "Transfer") any of the Rights other than to a trust or other entity designed as an element of Mr. Gluckstern's estate planning objectives; provided, that in the event of any such Transfer, the Rights so Transferred shall remain subject to this Agreement and prior to any such Transfer, the transferee (each, a "Transferee") of such Rights shall execute an instrument agreeing to be bound by all of the terms and provisions of this Agreement. In furtherance of the foregoing, and not in limitation thereof, by taking and holding any such Rights, the Transferee thereof shall be deemed to have agreed to be bound by and to comply with all of the terms and provisions of this Agreement. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Mr. Gluckstern.

                                   ARTICLE II
                              TRANSFER RESTRICTIONS

     During the term of this Agreement, no Shareholder shall Transfer any of the Purchasable Shares other than to a trust or other entity designed as an element of such Shareholder's estate planning objectives; provided, that in the event of any such Transfer, the Purchasable Shares so Transferred shall remain subject to this Agreement and prior to any such Transfer, the Transferee shall execute an instrument agreeing to be bound by all of the terms and provisions of this Agreement. In furtherance of the foregoing, and not in limitation thereof, by taking and holding any such Purchasable Shares, the Transferee thereof shall be deemed to have agreed to be bound by and to comply with all of the terms and provisions of this Agreement. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of each of the Shareholders.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     The Shareholders, severally but not jointly, hereby make the following representations and warranties to Mr. Gluckstern, Mr. Gluckstern's successors and assigns, and acknowledges and confirms that Mr. Gluckstern is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, notwithstanding any investigation made by Mr. Gluckstern or on Mr. Gluckstern's behalf:

     Section 3.1. Authorized and Issued Shares. Each of the Shareholders is the sole and exclusive owner of the Purchasable Shares held by such Shareholder. All Purchasable Shares of the Shareholders have been properly issued by the Company and are fully paid and non-assessable. Except for the Voting Agreement dated as of January 5, 2004 among the Company, the Shareholders and Fifth Avenue Capital Partners (the "Voting Agreement"), there are no outstanding subscriptions, warrants, options, agreements or other commitments or contractual rights pursuant to which any of the Purchasable Shares are subject. Each of the Shareholders hereby acknowledges and agrees that none of the Purchasable Shares shall be subject to the Voting Agreement upon any Transfer thereof in accordance with the terms and conditions of this Agreement.

     Section 3.2. Authority to Sell. Each of the Shareholders has, and throughout the term of this Agreement will have, the full right, power and authority to sell, transfer, convey and deliver to Mr. Gluckstern the Purchasable Shares agreed to be sold, transferred, conveyed and delivered by the Shareholders hereunder, free and clear of any statutory, contractual or other limitation of any kind, type or nature whatsoever, and the Purchasable Shares are not, nor will they be at any time during the term of this Agreement, subject to any lien, pledge, hypothecation or any encumbrance or interest of any third party whatsoever (each, an "Encumbrance"), except as may be expressly provided herein. The sale provided for herein will vest in Mr. Gluckstern all right, title and interest in and to the Purchasable Shares, free and clear of any and all Encumbrances, other than any Encumbrances resulting from actions taken or failed to be taken by Mr. Gluckstern. In addition, Mr. Gluckstern acknowledges that upon the sale of the Purchasable Shares to him, such Purchasable Shares will be subject to restrictions under the Securities Act of 1933, as amended, and state securities laws.

     Section 3.3. Enforceability. Each of the Shareholders represents that (i) this Agreement constitutes a legally valid and binding agreement, enforceable against each Shareholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and (ii) the execution and delivery by each of the Shareholders of this Agreement does not, and the performance by each of the Shareholders of the transactions contemplated hereby will not, violate any of the provisions of any contract or agreement to which any of the Shareholders is a party or by which the Purchasable Shares are bound, or any order, writ, injunction, or decree applicable to any of the Shareholders or the Purchasable Shares.

     Section 3.4. No Violation. Neither the execution and delivery of this Agreement by the Shareholders nor the consummation by the Shareholders of the transactions contemplated hereby will result in the creation or imposition of any Encumbrance upon any of the Purchasable Shares under, any agreement or commitment to which any of the Shareholders is a party or by which any of the Purchasable Shares are subject, or violate any statute or law or any judgment, decree, order, writ, injunction, regulation or rule of any domestic or foreign court or government authority applicable to any of the Shareholders or the Purchasable Shares.

     Section 3.5. Litigation, Judgments and Decrees. There currently is no action, suit or proceeding or any claim or investigation of any nature whatsoever, at law or in equity or both, by or before any domestic or foreign court or government or other regulatory or administrative agency, arbitration tribunal, board, bureau, authority or commission pending or threatened against or involving any of the Shareholders or any of the Purchasable Shares, or which would question or challenge the validity of this Agreement or any action taken or to be taken by any of the Shareholders pursuant to this Agreement or in connection with the transactions contemplated hereby.

     Section 3.6. Requirements for Notification or Approval. The execution and delivery of this Agreement by the Shareholders, the consummation of the transaction contemplated hereby and the performance of any obligations hereunder does not require notice, registration, report or other filing or qualification with, or consent, waiver, approval, license or authority of any third party or public authority except for such as have been duly and validly obtained prior to the date hereof.

     Section 3.7. Accuracy of Representations and Warranties. No representation or warranty of the Shareholders specifically contained herein or information with respect to the Purchasable Shares specifically contained herein contains or will contain any untrue statement of fact.

                                   ARTICLE IV
           SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

     Section 4.1. Survival of Representations. All representations, warranties and covenants contained in this Agreement shall survive.

     Section 4.2. Indemnification by the Shareholders. The Shareholders, severally but not jointly, agree to indemnify, defend and hold Mr. Gluckstern harmless, at any time after the date hereof, from and against all losses, costs, damages, liabilities, interest, penalties, settlements, judgments or expenses, including, but not limited to, reasonable attorneys' fees and expenses, asserted against, resulting from, imposed upon or incurred by Mr. Gluckstern directly or indirectly,

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arising out of or in connection with (i) the breach or inaccuracy of any of the representations or warranties of the Shareholders made in or pursuant to this Agreement and; (ii) any breach or non-fulfillment of any covenant or agreement of the Shareholders contained in this Agreement.

     Section 4.3. Remedies Cumulative. The remedies provided for herein shall be cumulative and shall not preclude assertion by any party of any other rights or the seeking of any other remedies against any other party. Nothing contained in this Section 4.3 shall be construed in any way to limit, impair or modify the provisions of this Agreement or otherwise impose any liability or obligation on any party at any time for any liability, obligation, debt or commitment of the other party.

                                    ARTICLE V
                                  MISCELLANEOUS

     Section 5.1. Recapitalization, Exchanges, etc. Affecting the Common Stock. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (a) the Purchasable Shares and (b) any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for the Purchasable Shares, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise. In the event of any change in the capitalization of the Company, as a result of any stock split, stock dividend or stock combination, the provisions of this Agreement shall be appropriately adjusted.

     Section 5.2. No Joint Venture or Partnership. No party hereto shall have any authority to bind or commit any other party hereto and no such authority shall be implied by the provisions hereof. Nothing herein shall be deemed or construed to create a joint venture, partnership or agency relationship between any of the parties hereto for any purpose.

     Section 5.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives. This Agreement shall be for the sole benefit of the parties to this Agreement and their respective successors, permitted assigns and legal representatives and is not intended, nor shall be construed, to give any person or entity, other than the parties hereto and their respective successors, permitted assigns and legal representatives, any legal or equitable right, remedy or claim hereunder. This Agreement may not be assigned by operation of law or otherwise, and any attempted assignment shall be null and void, except that Mr. Gluckstern and any Shareholder may assign his or her rights hereunder, in whole but not in part, in connection with a Transfer of Purchasable Shares made in strict compliance with all of the provisions of this Agreement, including, without limitation Article II of this Agreement.

     Section 5.4. Expenses. Each of the parties hereto shall pay its own expenses incident to this Agreement and the transactions contemplated hereby.

     Section 5.5. Amendment; Waiver.

     (a) This Agreement may be amended only by a written instrument duly executed by all of the parties hereto.

     (b) No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon breach thereof shall constitute a waiver of any such breach or of any other covenant, duty, agreement or condition, any such waiver being effective only if contained in a writing executed by the waiving party.

     Section 5.6. Notices. Except as otherwise provided in this Agreement, all notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given to any party hereto when delivered by hand, when delivered personally or by courier, three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested), or when received by facsimile transmission if promptly confirmed by one of the foregoing means, to such party at the address or facsimile transmission number specified below his or her name on the signature pages hereto or to such other address or facsimile transmission number specified in a notice given in accordance with this Section 5.6.

     Section 5.7. Applicable Law. This Agreement shall be governed, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law principles thereof.

     Section 5.8. Headings. The descriptive headings of the several sections in this Agreement are for convenience only and do not constitute part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 5.9. Integration. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to its subject matter other than those expressly set forth or referred to herein.

     Section 5.10. Severability. If any term or provision of this Agreement or any application thereof shall be declared or held invalid, illegal or unenforceable, in whole or in part, whether generally or in any particular jurisdiction, such provision shall be deemed amended to the extent, but only to the extent, necessary to cure such invalidity, illegality or unenforceability, and the validity, legality and enforceability of the remaining provisions, both generally and in every other jurisdiction, shall not in any way be affected or impaired thereby.

     Section 5.11. Consent to Jurisdiction. Each of the parties hereto hereby
(i) irrevocably consents and submits to the sole exclusive jurisdiction of the United States District Court for the District of New York or the Supreme Court of New York (and of the appropriate appellate courts therefrom) in connection with any suit, action or other proceeding arising out of or relating to this Agreement, (ii) irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum, and (iii) agrees that service of any summons, complaint, notice or other process relating to such suit, action or other proceeding may be effected in the manner provided by Section 5.6 of this Agreement.

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     Section 5.12. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

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                         SHARE PURCHASE RIGHT AGREEMENT
                                 SIGNATURE PAGE

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                        /s/ Steven Gluckstern
                                        ----------------------------------------
                                        Steven Gluckstern

                                        ----------------------------------------
                                        Street Address

                                        -----------------  -----------  --------
                                        City               State        Zip

WITNESS:


/s/ Susan Pasi
-------------------------------------

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                         SHARE PURCHASE RIGHT AGREEMENT
                                 SIGNATURE PAGE


                                        /s/ Andre' Dimino
                                        ----------------------------------------

                                        ----------------------------------------
                                        Street Address

                                        -----------------  -----------  --------
                                        City               State        Zip

WITNESS:


/s/ Ed Hammel
-------------------------------------

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                         SHARE PURCHASE RIGHT AGREEMENT
                                 SIGNATURE PAGE


                                        /s/ S. Hagberg
                                        ----------------------------------------

                                        ----------------------------------------
                                        Street Address

                                        -----------------  -----------  --------
                                        City               State        Zip

WITNESS:


/s/ Ed Hammel
-------------------------------------

                         SHARE PURCHASE RIGHT AGREEMENT
                                 SIGNATURE PAGE


                                        /s/ Ed Hammel
                                        ----------------------------------------

                                        ----------------------------------------
                                        Street Address

                                        -----------------  -----------  --------
                                        City               State        Zip

WITNESS:


/s/ David Saloff
-------------------------------------

                         SHARE PURCHASE RIGHT AGREEMENT
                                 SIGNATURE PAGE


                                        /s/ Arthur Pilla
                                        ----------------------------------------

                                        ----------------------------------------
                                        Street Address

                                        -----------------  -----------  --------
                                        City               State        Zip

WITNESS:


/s/ Ed Hammel
-------------------------------------

                         SHARE PURCHASE RIGHT AGREEMENT
                                 SIGNATURE PAGE


                                        /s/ David Saloff
                                        ----------------------------------------

                                        ----------------------------------------
                                        Street Address

                                        -----------------  -----------  --------
                                        City               State        Zip

WITNESS:


/s/ Ed Hammel
-------------------------------------

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                                                                       EXHIBIT A

                                  SHAREHOLDERS

NAME            PURCHASABLE SHARES
-------------   ------------------
Andre' DiMino         10,000
Sean Hagberg           5,000
Ed Hammel              5,000
Arthur Pilla          11,000
David Saloff          19,000
                      ------
   TOTAL:             50,000
                      ======